UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 14a-12

Backblaze, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BACKBLAZE, INC. 2023 Annual Meeting Vote by June 04, 2023 11 :59 PM ET BACKBLAZE, INC. 500 BEN FRANKLIN COURT SAN MATEO, CA 94401 You invested in BACKBLAZE, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 05, 2023. Get informed before you vote View the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Pv Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 05, 2023 11:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/BLZE2023 *Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class II Director to hold office until the annual meeting of stockholders held in 2026. Nominees: 01) Jocelyn Carter-Miller For 2. To ratify the appointment of BDO USA, LLP as the companys independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. To approve an amendment and restatement of the companys 2021 Equity incentive plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery.